                                                                    EXHIBIT 4.07


NUMBER                                                                    SHARES


PREFERRED STOCK                                                  PREFERRED STOCK



                                [HANDSPRING LOGO]



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY



THIS CERTIFIES THAT                                           CUSIP


IS THE RECORD HOLDER OF                                     SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


FULLY PAID AND NONASSESSABLE SHARES OF PREFERRED STOCK, PAR VALUE, $.001 PER SHARE OF

                                HANDSPRING, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated


                                [corporate seal]


/s/ Bernard J. Whitney                             /s/ Donna L. Dubinsky
CHIEF FINANCIAL OFFICER AND SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
    EQUISERVE TRUST COMPANY, N.A.
              TRANSFER AGENT AND REGISTRAR


BY
   AUTHORIZED SIGNATURE

                                HANDSPRING, INC.

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                                     UNIF GIFT MIN ACT  --  __________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                                      (Cust)              (Minor)
        JT TEN  -- as joint tenants with right of survivorship              under Uniform Gifts to Minors
                   and not as tenants in common                             Act ___________________________________________________
                                                                                                      (State)
                                                                            UNIF TRF MIN ACT -- ________ Custodian (until age ____)
                                                                                                 (Cust)
                                                                                                ___________ under Uniform Transfers
                                                                                                  (Minor)
                                                                            to Minors and _________________________________________
                                                                                                        (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

______________________________

______________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated ________________________


                                          X ___________________________________



                                          X ___________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.



Signature(s) Guaranteed


By________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.